                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant / /

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(E)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                 STARTEC GLOBAL COMMUNICATIONS CORPORATION
----------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)
----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
/X/        No fee required
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                   STARTEC GLOBAL COMMUNICATIONS CORPORATION

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 1, 2001

                            ------------------------

To the Stockholders of
Startec Global Communications Corporation:

    The Annual Meeting of Stockholders of Startec Global Communications Corporation, a Delaware corporation, will be held at the Best Western Washington Gateway Hotel, 1251 West Montgomery Avenue, Rockville, Maryland 20850, on
August 1, 2001, commencing at 10:00 A.M. (Eastern Daylight Savings Time), for the following purposes, as described in the Proxy Statement accompanying this
Notice:

    1.  To elect the Class I members of the Board of Directors;

    2. To approve the proposal to amend the Company's Restated Certificate of Incorporation, to increase the number of authorized shares of common stock, par value $.01 per share, from 40,000,000 to 100,000,000, and to increase the number of authorized shares of preferred stock, par value $1.00 per share, from 1,000,000 to 20,000,000;

    3. To transact such other business as may properly come before the Annual Meeting.

    The Board of Directors has no knowledge of any other business to be presented or transacted at the Annual Meeting.

    Only stockholders of record on June 28, 2001, are entitled to notice of and to vote at the Annual Meeting. Further information as to the matters to be considered and acted upon at the Annual Meeting can be found in the accompanying Proxy Statement.

                                          By Order of the Board of Directors,

                                          JEFFREY L. POERSCH
                                          ASSISTANT SECRETARY

July 6, 2001

    YOU ARE CORDIALLY INVITED AND URGED TO ATTEND THE ANNUAL MEETING IN PERSON. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                   STARTEC GLOBAL COMMUNICATIONS CORPORATION
                             1151 SEVEN LOCKS ROAD
                          POTOMAC, MARYLAND 20854-2905

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 1, 2001

                            ------------------------

    This Proxy Statement, the foregoing Notice of Annual Meeting of Stockholders and the enclosed form of proxy are first being sent or delivered to stockholders on or about July 6, 2001, in connection with the solicitation of proxies for use by the Board of Directors ("Board of Directors") of Startec Global Communications Corporation, a Delaware corporation ("Company"), at its Annual Meeting of Stockholders ("Annual Meeting") which will be held at Best Western Washington Gateway Hotel, 1251 West Montgomery Avenue, Rockville, Maryland 20850, on August 1, 2001, commencing at 10:00 A.M. (Eastern Daylight Savings
Time) for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders, and at any and all adjournments or postponements thereof. A copy of the Company's Annual Report accompanies this Proxy Statement.

    The presence in person or by proxy of holders of record of a majority of the outstanding shares of the Company's common stock, par value $.01 per share ("Common Stock"), is required to constitute a quorum for the transaction of business at the Annual Meeting.

    If the accompanying form of proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified therein. In the absence of instructions to the contrary, such shares will be voted "FOR" each of the proposals set forth therein. Any stockholder executing a proxy has the power to revoke it at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by delivering written notice to the Assistant Secretary of the Company, by executing another proxy dated as of a later date or by voting in person at the Annual Meeting.

                            ------------------------

               The date of this Proxy Statement is July 6, 2001.

                               THE ANNUAL MEETING

MATTERS TO BE CONSIDERED

    The Annual Meeting has been called to (i) elect two persons who have been nominated for election as Class I directors of the Company for a term expiring at the annual meeting of stockholders to be held in the year 2004 and/or until his successor is duly elected and qualified and (ii) transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

RECORD DATE AND OUTSTANDING STOCK

    The record date ("Record Date") for determining those stockholders entitled to notice of and to vote at the Annual Meeting is June 28, 2001. At that date, there were outstanding 16,544,156 shares of Common Stock.

PROXIES

    SOLICITATION. Solicitation of proxies is being made by management at the direction of the Board of Directors, without additional compensation, through the mail, in person or by telephone. The cost of such solicitation will be borne by the Company. In addition, the Company will request brokers and other custodians, nominees and fiduciaries to forward proxy-soliciting material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse them for their reasonable expenses in so doing.

    REVOCATION. The execution of a proxy does not affect the right to vote in person at the Annual Meeting. A proxy may be revoked by the person giving it at any time before it has been voted at the Annual Meeting by submitting a later dated proxy or by giving written notice to the Assistant Secretary of the Company. Unless a proxy is revoked or there is a direction to abstain on one or more proposals, it will be voted on each proposal and, if a choice is made with respect to any matter to be acted upon, in accordance with such choice. If no choice is specified, the proxy will be voted as recommended by the Board of Directors.

    SIGNATURES IN CERTAIN CASES. If a stockholder is a corporation, the enclosed proxy should be signed in its corporate name by an authorized officer and his or her title should be indicated. If stock is registered in the name of two or more trustees or other persons, the proxy must be signed by a majority of them. If stock is registered in the name of a decedent, the proxy should be signed by an executor or administrator, and his or her title as such should follow the signature.

QUORUM AND VOTING

    The presence, in person or by proxy, of holders of record of a majority of the outstanding shares of Common Stock is required to constitute a quorum for the transaction of business at the Annual Meeting. As to all matters, each stockholder is entitled to one vote for each share of Common Stock held. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Class I directors will be elected by a plurality of the votes cast at the election. Votes against a candidate and votes withheld have no legal effect. In matters other than the election of directors, abstentions are counted as votes against in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

    As of June 20, 2001, directors and executive officers of the Company and their affiliates had the power to vote approximately 21.3% of the outstanding Common Stock. All of the directors and executive officers have expressed an intention to vote in favor of the director candidates proposed by the Board of Directors.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

    The following table sets forth information regarding the beneficial ownership of the Company's voting securities on June 20, 2001, including options and warrants, by (i) each person known by the Company to be the beneficial owner of more than five percent of any class of its voting securities, (ii) each director and executive officer, and (iii) all directors and executive officers as a group.

                                                              NUMBER OF   PERCENTAGE OF
NAME AND ADDRESS(1)                                           SHARES(2)    OUTSTANDING
-------------------                                           ---------   -------------
Ram Mukunda(3)..............................................  3,528,675       20.40%
Prabhav V. Maniyar(4).......................................    111,316           *
Sudhakar Shenoy(5)..........................................      1,000           *
Nazir G. Dossani(6).........................................      9,000           *
Richard K. Prins(7).........................................     44,000           *
Anthony A. Das(8)...........................................         --           *
John H. Wolaver(9)..........................................         --           *
All Directors and Executive Officers as a group
(7 persons).................................................  3,693,991       21.30%
Liberty Wanger Asset Management, L.P.(10)...................    933,000        5.40%
  227 West Monroe Street, Suite 3000
  Chicago, Illinois 60606
RS Investment Management Co. LLC(11)........................  1,995,000       11.50%
  388 Market Street, Suite 200
  San Francisco, California 94111
Zesiger Capital Group, LLC(12)..............................  2,667,100       15.40%
  320 Park Avenue, 30th Floor
  New York, New York 10022

------------------------

   * Represents beneficial ownership of less than one percent of the outstanding shares of our class of common stock.

 (1) Unless otherwise noted, the address of all persons listed is c/o Startec Global Communications Corporation, 1151 Seven Locks Road, Potomac, Maryland 20854-2905.

 (2) Beneficial ownership is determined in accordance with the rules of the SEC. Shares of common stock subject to options, warrants or other rights to purchase which are currently exercisable or are exercisable within 60 days of the Record Date are deemed beneficially owned for computing the percentage ownership of the persons holdings such options, warrants or rights, but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares shown.

 (3) Does not include unexercisable options to purchase 170,000 shares of our common stock.

 (4) Does not include unexercisable options to purchase 136,000 shares of common stock.

 (5) Does not include unexercisable options to purchase 20,000 shares of common stock.

 (6) Does not include unexercisable options to purchase 30,000 shares of common stock.

 (7) Includes a warrant to purchase 33,000 shares of common stock. Does not include unexercisable options to purchase 30,000 shares of common stock.

 (8) Does not include unexercisable options to purchase 49,500 shares of common stock.

 (9) Does not include unexercisable options to purchase 36,500 shares of common stock.

 (10) As reported on Schedule 13G filed with the SEC on February 14, 2001.

 (11) As reported on Schedule 13G filed with the SEC on February 15, 2001.

 (12) As reported on Schedule 13G filed with the SEC on December 6, 2000.

                         FISCAL 2000 AUDIT FEE SUMMARY

    During fiscal 2000, the Company retained its principal auditor, Arthur Andersen LLP, to provide services in the following categories and amounts:

AUDIT FEES

    Arthur Andersen LLP billed the Company an aggregate of approximately $750,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    Arthur Andersen LLP billed the Company an aggregate of approximately $70,000 in fees for professional services rendered to the Company and its affiliates for the fiscal year ended December 31, 2000, in connection with the design and implementation of financial information systems.

ALL OTHER FEES

    Arthur Andersen LLP billed the Company an aggregate of approximately $305,800 in fees for other services rendered to the Company and its affiliates for the fiscal year ended December 31, 2000, primarily related to following:

    - Tax compliance and consulting;

    - Employee benefit plan audits;

    - Acquisitions and divestitures.

                                   PROPOSAL I
                             ELECTION OF DIRECTORS

    The Board of Directors is divided into three classes of directors, each containing, as nearly as possible, an equal number of directors. Directors within each class are elected to serve three-year terms, and approximately one-third of the directors stand for election at each annual meeting of the stockholders. At the Annual Meeting, the stockholders will elect the persons to serve as Class I directors of the Company.

    Mr. Richard Prins was nominated by the Board of Directors to serve as a Class I director of the Company. Mr. Prins has consented to be named herein and to serve if elected. If a nominee, at the time of his election, is unable or unwilling to serve, and as a result another nominee is designated, the persons named in the enclosed proxy or their substitute will have discretionary authority to vote or to refrain from voting for the other nominee in accordance with their judgment. Unless contrary instructions are given, the shares represented by the enclosed proxy will be voted "FOR" the election of Richard Prins.

    Mr. Nazir Dossani was nominated by the Board of Directors to serve as a Class I director of the Company. Mr. Dossani has consented to be named herein and to serve if elected. If a nominee, at the time of his election, is unable or unwilling to serve, and as a result another nominee is designated, the persons named in the enclosed proxy or their substitute will have discretionary authority to vote or to refrain from voting for the other nominee in accordance with their judgment. Unless contrary instructions are given, the shares represented by the enclosed proxy will be voted "FOR" the election of Nazir Dossani.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" NAZIR DOSSANI AND RICHARD PRINS FOR DIRECTORS.

NOMINEES FOR ELECTION

                                                 DIRECTOR
NAME                                    AGE       SINCE             POSITION WITH THE COMPANY
----                                  --------   --------   -----------------------------------------
CLASS I (term expiring in 2004)
Nazir G. Dossani....................     59        1997     Director(1)(2)
Richard K. Prins....................     44        1997     Director(1)(2)

CONTINUING DIRECTORS
CLASS II (term expiring in 2002)
Prabhav V. Maniyar..................     41        1997     Corporate Vice President, Chief Financial
                                                            Officer & Director
Sudhakar Shenoy.....................     54        1999     Director(1)(2)

CLASS III (term expiring in 2003)
Ram Mukunda.........................     42        1989     President, Chief Executive Officer,
                                                            Treasurer & Director

------------------------

(1) Member of the Compensation Committee of the Board of Directors.

(2) Member of the Audit Committee of the Board of Directors.

BACKGROUND OF NOMINEES

    The business experience, principal occupation and employment of the nominees have been as follows:

    Nazir G. Dossani joined the Company as a director in October 1997 at the completion of the Company's initial public offering. Mr. Dossani was recently appointed Senior Vice President for Asset/ Liability Management and Research at the Federal Home Loan Mortgage Corp. From 1993 until his recent promotion, he was Vice President for Asset/Liability Management. Prior to this position, Mr. Dossani was Vice President--Pricing and Portfolio Analysis at the Federal National Mortgage Association. Mr. Dossani received a Ph.D. in regional science from the University of Pennsylvania and an M.B.A. from the Wharton School of the University of Pennsylvania.

    Richard K. Prins joined the Company as a director in October 1997 at the completion of the Company's initial public offering. Mr. Prins is a Senior Vice President with Ferris, Baker Watts, Incorporated. From July 1988 through
March 1996, he served as Managing Director of Investment Banking with Crestar Securities Corporation. Mr. Prins received an M.B.A. from Oral Roberts University and a B.A. from Colgate University. He currently serves on the Board of Directors of SteelCloud Corporation.

BACKGROUNDS OF CONTINUING DIRECTORS

    Prabhav V. Maniyar joined the Company as Chief Financial Officer in
January 1997. From June 1993 until he joined the Company, Mr. Maniyar was the Chief Financial Officer of Eldyne, Inc., Unidyne Corporation and Diversified Control Systems, LLC, collectively known as the Witt Group of Companies. The Witt Group of Companies was acquired by the Titan Corporation in May 1996. From June 1985 to May 1993, he held progressively more responsible positions with NationsBank. Mr. Maniyar earned a B.S. in Economics from Virginia Commonwealth University and an M.A. in Economics from Old Dominion University.

    Sudhakar Shenoy joined the Company as a director in 1999. Mr. Shenoy is the founder and Chief Executive Officer of Information Management Consultants, an internationally recognized systems and software development firm serving the public and private sectors. Mr. Shenoy received a bachelor's degree in electrical engineering from the Indian Institute of Technology, an M.S. in electrical engineering and an M.B.A. from the University of Connecticut Schools of Engineering and Business Administration, respectively.

    Ram Mukunda is the founder of the Company. Prior to 1989, Mr. Mukunda was an Advisor in Strategic Planning with INTELSAT, an international consortium responsible for global satellite services. While at INTELSAT, he was responsible for issues relating to corporate, business, financial planning and strategic development. Prior to joining INTELSAT, he worked as a fixed-income analyst with Caine, Gressel. Mr. Mukunda earned an M.S. in electrical engineering and mathematics from the University of Maryland.

BOARD AND COMMITTEE MEETINGS

    The Board of Directors has established a Compensation Committee and an Audit Committee.

    The Compensation Committee is responsible for reviewing and approving salaries, bonuses and benefits paid or given to all of the Company's executive officers and making recommendations to the Board of Directors with regard to employee compensation and benefit plans. The Compensation Committee also administers the Company's Amended and Restated Option Plan and Amended and Restated 1997 Performance Incentive Plan ("1997 Plan"). The members of the Compensation Committee are Richard Prins, Nazir Dossani and Sudhakar Shenoy. This committee met twice during 2000.

    The Audit Committee, which consists entirely of non-employee directors, is charged with recommending the engagement of independent accountants to audit the Company's financial statements, discussing the scope and results of the audit with the independent accountants, reviewing the functions of the management and the independent accountants pertaining to the Company's financial statements, reviewing management's procedures and policies regarding internal accounting controls, and performing such other related duties and functions as are deemed appropriate by the Audit Committee and the board of directors. The members of the Audit Committee are Richard Prins, Nazir Dossani and Sudhakar Shenoy. This committee met four times during 2000.

    The Board of Directors held six meetings in 2000 and took various actions by written consent. During 2000, each incumbent director attended at least 75% of the aggregate of the total number of meetings of the board during the period for which such incumbent was a director, and the total number of meetings held by all committees on which such incumbent served.

COMPENSATION OF DIRECTORS

    The Company's directors do not receive cash compensation for their service on the Board of Directors. In the future, however, directors who are not employees of the Company may receive meeting fees, committee fees and other compensation relating to their service. Each member of the Board of Directors who is not an officer of the Company is entitled to receive an automatic grant of options to purchase 10,000 shares of Common Stock upon joining the Board of Directors and additional options to purchase 10,000 shares per year of service thereafter. All directors will be reimbursed for reasonable out-of-pocket expenses incurred in connection with their attendance at Board and committee meetings.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

ANNUAL COMPENSATION

    The following table sets forth certain summary financial information with respect to the last three fiscal years concerning compensation for services in all capacities awarded to, earned by or paid to, the Company's Chief Executive Officer and certain of the other most highly compensated officers of the Company, whose aggregate cash and cash equivalent compensation exceeded $100,000 ("Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM COMPENSATION
                                                              ANNUAL          ----------------------------
                                                           COMPENSATION       SECURITIES
                                                        -------------------   UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION                    YEAR      SALARY     BONUS      OPTIONS     COMPENSATION(1)
---------------------------                  --------   --------   --------   ----------   ---------------
Ram Mukunda................................    2000     $569,910    $   --      35,426
President, Chief Executive Officer             1999      324,987                40,000          35,426
                                               1998      401,117(2)             30,000          35,000

Prabhav V. Maniyar.........................    2000      368,627                15,846
Chief Financial Officer                        1999      233,645                21,000          15,846
                                               1998      180,042                15,000          18,000

Anthony A. Das.............................    2000      166,067
Chief Operating Officer, VoIP and              1999      152,305                21,000
Managed Network Services                       1998      124,167                15,000

John H. Wolaver(3).........................    2000      213,231
Chief Operating Officer, North America         1999       36,500
                                               1998

------------------------

(1) This amount includes the value of an automobile allowance.

(2) Includes $102,000 accrued salary for prior periods.

(3) Mr. Wolaver joined the Company on December 28, 1999.

CERTAIN EMPLOYMENT AGREEMENTS

    The Company entered into an employment agreement with Mr. Ram Mukunda on July 1, 1997, pursuant to which Mr. Mukunda holds the positions of President, Chief Executive Officer and Treasurer, was paid an initial annual base salary of $250,000 per year, is entitled to participate in the 1997 Plan, is eligible to receive a bonus of up to 40% of his base salary as determined by the Compensation Committee based upon the Company's financial and operating performance, and is entitled to receive an automobile allowance of $1,500 per month. In addition, the agreement provides that, if there is a "Change of Control," Mr. Mukunda will receive, for the longer of 12 months or the balance of the term under his employment agreement (which initially could be for a period of up to three years), the following benefits: (1) a severance payment equal to $20,830 per month; (2) a pro rata portion of the bonus applicable to the calendar year in which such termination occurs; (3) all accrued but unpaid base salary and other benefits as of the date of termination; and (4) such other benefits as he was eligible to participate in at and as of the date of termination. Effective July 1, 1998, Mr. Mukunda's annual base salary was increased to $325,000.

    We also entered into an employment agreement with Prabhav V. Maniyar on July 1, 1997, pursuant to which Mr. Maniyar holds the positions of Corporate Vice President and Chief Financial Officer, was paid an initial annual base salary of $175,000 per year, is entitled to participate in the 1997 Plan, is eligible to receive a bonus of up to 40% of his base salary as determined by the Compensation

Committee based upon the Company's financial and operating performance, and is entitled to receive an automobile allowance of $750 per month. Mr. Maniyar resigned effective February 22, 2000, as Secretary. In addition, the agreement provides that if there is a "Change of Control," Mr. Maniyar will receive, for the longer of 12 months or the balance of the term under his employment agreement (which initially could be for a period of up to three years), the following benefits: (1) a severance payment equal to $14,580 per month; (2) a pro rata portion of the bonus applicable to the calendar year in which such termination occurs; (3) all accrued but unpaid base salary and other benefits; and (4) such other benefits as he was eligible to participate in at and as of the date of termination. Effective July 1, 1998, Mr. Maniyar's annual base salary was increased to $225,000.

    Each of Mr. Mukunda's and Mr. Maniyar's agreements have an initial term of three years and are renewable for successive one-year terms. In addition, the agreements also contain provisions which restrict the ability of Messrs. Mukunda and Maniyar to compete with the Company for a period of one year following termination. For purposes of the agreements, a "Change of Control" shall be deemed to have occurred if: (a) any person becomes a beneficial owner, directly or indirectly, of the Company's securities representing 30% or more of the combined voting power of all classes of the Company's outstanding voting securities; or (b) during any period of two consecutive calendar years individuals who at the beginning of such period constitute the Board of Directors, cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved; or (c) the Company's stockholders approve a merger or consolidation with any other company or entity, other than a merger or consolidation that would result in the Company's voting securities outstanding immediately prior thereto continuing to represent more than 50% of the combined voting power of the Company's voting securities or such surviving entity outstanding immediately after such merger or consolidation (exclusive of the situation where the merger or consolidation is effected in order to implement a recapitalization in which no person acquires more than 30% of the combined voting power of our outstanding securities); or (d) the Company's stockholders approve a plan of complete liquidation or an agreement for the sale or disposition of all or substantially all of the Company's assets.

STOCK OPTION GRANTS

    The following table sets forth certain information regarding grants of options to purchase common stock made by the Compensation Committee during the fiscal year ended December 31, 2000, to each of the officers listed in the summary compensation table above. No stock appreciation rights were granted during 2000. On June 20, 2001, the closing price of the Company's common stock was $0.23 per share.

                                                                                                       REALIZED VALUE AT
                                                                                                     ASSUMED ANNUAL RATES
                         NUMBER OF                                                                      OF STOCK PRICE
                         SECURITIES                                                                 APPRECIATION OF OPTIONS
                         UNDERLYING   PERCENTAGE OF TOTAL               MARKET PRICE                       TERMS(3)
                          OPTIONS      OPTIONS GRANTED TO    EXERCISE     ON GRANT     EXPIRATION   -----------------------
NAME                      GRANTED     EMPLOYEES IN 2000(1)   PRICE(2)       DATE          DATE         5%           10%
----                     ----------   --------------------   --------   ------------   ----------   ---------   -----------
Ram Mukunda............    40,000             3.21%           $18.50       $18.16      12/28/2009   $537,705    $1,362,650
Prabhav V. Maniyar.....    21,000             1.69%            12.44        12.44       10/1/2009    276,492       697,751
Anthony A. Das.........    21,000             1.68%            18.50        18.16      12/28/2009    282,295       715,391
John H. Wolaver........    36,500             2.92%            18.50        18.16      12/28/2009    490,656     1,243,418

------------------------

(1) During 2000, options were granted to purchase a total of 1,248,652 shares of the Company's common stock.

(2) The exercise price was equal to or greater than the per share price of the common stock underlying the options on the date of grant.

(3) Amounts reflected in these columns represent amounts that may be realized upon exercise of options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on the Company's common stock over the term of the options. Actual gains, if any, on the stock option exercises and common stock holdings are dependent upon the timing of such exercise and the future performance of our common stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the holder of the option.

OPTION EXERCISES AND HOLDINGS

    The following table sets forth certain information as of December 31, 2000, regarding the number and value of options exercised during 2000 and unexercised options held by each of the officers listed in the summary compensation table above. No stock appreciation rights were exercised during 2000.

                                                                 NUMBER OF SECURITIES
                                                                UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED "IN-
                                 SHARES                               OPTIONS AT               THE-MONEY" OPTIONS AT
                               ACQUIRED ON                          FISCAL YEAR-END             FISCAL YEAR-END(1)
                                EXERCISE     VALUE REALIZED   ---------------------------   ---------------------------
NAME                               (#)            ($)         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                           -----------   --------------   -----------   -------------   -----------   -------------
Ram Mukunda..................        --               --      $ 6,000.00     $64,000.00      $ 76,125       $642,000
Prabhav V. Maniyar...........        --               --       23,000.00      63,000.00       376,812        964,823
Anthony A. Das...............     9,000         $111,375        3,000.00      46,500.00        53,813        634,595
John H. Wolaver..............        --               --              --      36,500.00            --        320,379

------------------------

(1) Options are "in-the-money" if the fair market value of underlying securities exceeds the exercise price of the options. On June 20, 2001, the closing price of the Company's common stock was $0.23 per share.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors ("Compensation Committee") is responsible for recommending compensation policies with respect to the Company's executive officers, and for making decisions about awards under the Company's stock-based compensation plans. Each member of the Compensation Committee is a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. This report addresses the Company's compensation policies for 2000 as they affected the Chief Executive Officer and the Company's other executive officers.

    This report is not deemed to be "soliciting material" or deemed to be "filed" with the Securities and Exchange Commission or subject to the Commission's proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the Exchange Act.

COMPENSATION POLICIES

    The Compensation Committee's executive compensation policies are designed to provide competitive compensation opportunities, reward executives in a manner consistent with the Company's performance, recognize individual performance and responsibility, underscore the importance of the creation of shareholder value, and assist the Company in attracting and retaining qualified executives. The Company's executive compensation program as implemented by the Compensation Committee provides a competitive compensation program that will enable the Company to attract, retain and reward experienced and highly motivated executive officers who will have the skills, experience and talents required to promote the short- and long-term financial performance and growth of the Company. The principal elements of compensation employed by the Compensation Committee to meet these objectives are base salaries, cash incentives, if appropriate, and long-term stock-based awards.

Senior officers are also eligible to receive discretionary cash incentive payments based upon the overall growth in revenue and profit and the performance of the Company.

    All compensation decisions are determined following a review of many factors that the Compensation Committee believes are relevant, including external competitive data, the Company's achievements over the past year, the individual's contributions to the Company's success, significant changes in role or responsibility, and the internal equity of compensation relationships.

    In general, the Compensation Committee intends that the overall total compensation opportunities provided to the executive officers should reflect competitive compensation for executives with corresponding responsibilities in comparable companies providing similar products and services. To the extent determined to be appropriate, the Compensation Committee also considers general economic conditions and the Company's financial position. Actual compensation earned by the executive officers reflects both their contributions to the Company's actual creation of stock value and the Company's actual financial performance.

    The competitiveness of the Company's total compensation program including base salaries, annual cash incentives, and long-term stock-based incentives is assessed annually. Data for external comparisons may be drawn from a number of sources, including the publicly available disclosures of selected comparable companies offering similar services. While the targeted total compensation levels for the executive officers are intended to be competitive, compensation paid in any particular year may be more or less than the average, depending upon the Company's actual performance.

BASE SALARY

    Base salaries for all executive officers, including the Chief Executive Officer, are reviewed by the Compensation Committee on an annual basis. In determining appropriate base salaries, the Compensation Committee considers external competitiveness, the roles and responsibilities of the individual, the internal equity of compensation relationships, and the contributions of the individual to the Company's success.

ANNUAL CASH INCENTIVE OPPORTUNITIES

    The Compensation Committee believes that executives should be rewarded for their contributions to the success and profitability of the Company and, as such, approves the annual cash incentive awards. Such awards are linked to the achievement of revenue and net income goals by the Company, and the achievement by the executives of certain assigned objectives. The individual objectives set for executive officers of the Company include such goals as revenue, profit and budget and operational objectives, and increased business unit productivity. The Compensation Committee believes that these arrangements tie the executive's performance closely to key measures of success of the Company. All executive officers, including the Chief Executive Officer, are eligible to participate in this program.

LONG-TERM STOCK-BASED INCENTIVES

    The Compensation Committee also believes that it is essential to link executive and shareholder interests. As such, from time to time the Compensation Committee grants stock options to executive officers and other employees under the 1997 Plan. In determining actual awards, the Compensation Committee considers the externally competitive market, the contributions of the individual to the success of the Company, and the need to retain the individual over time. All executive officers, including the Chief Executive Officer, are eligible to participate in this program.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    The Compensation Committee annually reviews and approves the compensation of Mr. Mukunda, the Chief Executive Officer of the Company. The compensation package for the Chief Executive

Officer includes elements of base salary, annual incentive compensation and long-term incentive compensation. Mr. Mukunda's total compensation is designed to be competitive and to create rewards for short- and long-term performance in line with the financial interests of the Company's stockholders.

    With regard to Mr. Mukunda's compensation, the Compensation Committee considers in particular the Company's performance as evidenced by changes in the market price of the common stock during the year as compared to changes in the communications industry and the broader economic environment, as well as particular operational and business achievements of the Company. Mr. Mukunda is a significant stockholder in the Company, and to the extent that his performance as Chief Executive Officer translates into an increase in the value of the common stock, all Company stockholders, including Mr. Mukunda, share the benefits. The Committee also considers the Chief Executive Officer's leadership in continuing to improve the strategic position of the Company and its financial performance during 2000 with respect to revenue growth, expense control, net income, and earnings per share, compared to other communications companies. The Compensation Committee also considers the compensation levels of chief executive officers at similar companies at similar stages of growth.

SECTION 162(M)

    The Commission requires that this report comment upon the Company's policy with respect to Section 162(m) of the Internal Revenue Code which, generally, disallows a tax deduction to public companies for compensation over $1,000,000 paid to its Named Officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Although no Named Officer received compensation exceeding this limit in 2000, the Company has limited the number of shares of common stock subject to options which may be granted to Company employees in a manner that complies with the performance-based requirements of Section 162(m). While the Compensation Committee does not currently intend to qualify its annual incentive awards as performance-based awards, it will continue to monitor the impact of
Section 162(m) on the Company.

REPORT OF AUDIT COMMITTEE

    The Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000.

    The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

    We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence discussions with Audit Committees, as amended by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

    Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of the Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT.

                                          RESPECTFULLY SUBMITTED,

                                          NAZIR G. DOSSANI
                                          RICHARD K. PRINS
                                          SUDHAKAR SHENOY

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Prior to the Company's initial public offering, the Board of Directors did not have a Compensation Committee or any committee performing a similar function. Accordingly, the entire Board of Directors, including directors who are executive officers of the Company, historically has made all determinations concerning compensation of executive officers. The Board of Directors has established a Compensation Committee which consists entirely of directors who are not employees of the Company.

                                  PROPOSAL II
        APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION,
                 TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

    The Board of Directors has proposed an amendment to the Restated Certificate of Incorporation (the "Amendment") and directed that the Amendment be submitted to the shareholders for approval. The Amendment would increase the number of authorized shares of Common Stock from 40,000,000 to 100,000,000 and the number of authorized shares of Preferred Stock from 1,000,000 to 20,000,000.

    The full text of the proposed resolution and Amendment related to Proposal II is as follows:

    "RESOLVED, that Paragraph (a) of Article IV of the Restated Certificate of Incorporation of the Company be amended by deleting said Paragraph (a) in its entirety and substituting in lieu thereof a new Paragraph (a) of Article IV that reads as follows:

    '(a) The total number of shares of capital stock of all classes which the Corporation has authority to issue is one hundred twenty million (120,000,000) shares, one hundred million (100,000,000) shares of which are shares of common stock, par value one cent ($.01) per share ("Common Stock") and twenty million (20,000,000) shares of which are shares of blank check preferred stock, par value One Dollar ($1.00) per shares ("Preferred Stock"). Of the authorized shares of Preferred Stock, Twenty Five Thousand (25,000) shares are designated as Series A Junior Participating Preferred Stock (the description of which is set forth in (c) below). The Board of Directors may classify and reclassify in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock."'

    On June 28, 2001, there were 16,554,156 shares of Common Stock issued and outstanding, and no shares of Preferred Stock issued and outstanding. This number does not include 3,062,519 shares reserved for issuance under outstanding options and warrants to purchase shares of Common Stock. As of such date, therefore, there were 20,383,325 shares of authorized Common Stock not reserved for such purposes and available for issuance. Holders of Common Stock have no preemptive rights to acquire additional issuances of shares of Common Stock.

    The Board of Directors has deemed it advisable and in the best interests of the Company to amend Paragraph (a) of Article IV of the Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock to 100,000,000 and to increase the authorized number of shares of Preferred Stock to 20,000,000. The purpose of such increase is to place the Company in a position where it will continue to have a sufficient number of shares of authorized and unissued capital stock which can be issued for or in connection with such corporate purposes as may, from time to time, be considered advisable by the Board of Directors. Having such shares available for issuance in the future will give the Company greater flexibility and will allow such shares to be issued as determined by the Board of Directors of the Company without the expense and delay of a special shareholders' meeting to approve such additional authorized capital stock. Such corporate purposes could include, without limitation: (a) issuance in connection with any desirable acquisitions which may be presented to the Company; (b) the issuance pursuant to stock splits; (c) the issuance of Common Stock upon exercise of options granted under the Company's various stock option plans or in connection with other employee benefit plans;
(d) the issuance of capital stock upon the conversion of any preferred stock, the exercise of warrants or the conversion of other securities convertible into Common Stock which may be outstanding from time to time; and (e) issuance in connection with an offering to raise capital for the Company.

    The authorized shares of capital stock in excess of those presently issued will be available for issuance at such times and for such purposes as the Board of Directors may deem advisable without further action by the Company's shareholders, except as may be required by the Restated Certificate of Incorporation and applicable laws and regulations. Any future issuance of shares will be subject to the rights of holders of shares of any then outstanding preferred stock.

    The Amendment, if adopted, may have the result of making it more difficult for any persons or group of persons, other than the current principal shareholders and management, to acquire control of the Company by expanding the ability of the Company to issue shares and thereby dilute the voting power of any person or group that might accumulate shares in order to attempt to effect a change in control. Although the Amendment might have such effect, the Amendment has been proposed by the Board of Directors for the reasons set forth above and not for anti-takeover reasons. The Company is not aware of any present effort to accumulate shares of capital stock or to attempt to change control of the Company. The Company has no present plans to issue additional shares of capital stock either to the current principal shareholders, the directors, the executive officers or any other person or entity except under the Company's stock option plans or pursuant to the conversion or exercise of outstanding preferred stock, warrants and convertible securities or in connection with certain acquisitions, any of which would not be expected to result in the issuance of shares in excess of those currently authorized but unissued. However, the Company is frequently engaged in discussions relating to potential acquisitions or capital transactions, some of which could result in agreements requiring the issuance of certain of the additional shares to be authorized.

    If approved by the shareholders as hereinafter provided, the Amendment will become effective upon the filing of articles of amendment relating thereto with the Secretary of State of Delaware, which will occur as soon as reasonably practicable following such approval. The approval of the Amendment requires a majority of the votes entitled to be cast on the Amendment by the holders of Common Stock. Each outstanding share of Common Stock is entitled to one vote for each such share held. Consequently, any shares not voted on the Amendment (whether by abstention or broker non-votes) will have the same effect as votes against the Amendment.

                         COMPARATIVE STOCK PERFORMANCE

    The graph below compares the cumulative total stockholder return on the Common Stock for the period from October 9, 1997, through December 31, 2000, with the cumulative total return on (i) the "NASDAQ-US Index" and (ii) the "NASDAQ Telecommunications Index". The comparisons assume the investment of $100 on October 9, 1997, in the Company's common stock and in each of the indices and, in each case, assumes reinvestment of all dividends. The Company has not paid any dividends on its common stock and does not intend to do so in the foreseeable future. The performance graph is not necessarily indicative of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  DATE      CLOSE      STGC      NASDAQ COMPOSITE  NASDAQ TELECOMS
9-Oct-97     16.75          100            100.00           100.00
10-Oct-97    17.75  105.9701493             99.61            99.24
13-Oct-97     17.5  104.4776119             99.79            99.45
14-Oct-97  17.3125   103.358209             99.25            99.64
15-Oct-97  17.1875  102.6119403             98.71            99.94
16-Oct-97    16.75          100             97.35            99.76
17-Oct-97   15.375  91.79104478             95.47            98.02
20-Oct-97    16.25  97.01492537             96.54            99.62
21-Oct-97   16.125  96.26865672             98.09           101.04
22-Oct-97       16  95.52238806             97.84           101.33
23-Oct-97   15.875   94.7761194             95.73            99.15
24-Oct-97   15.875   94.7761194             94.56            98.10
27-Oct-97     14.5  86.56716418             87.79            90.60
28-Oct-97    14.75  88.05970149             91.82            93.46
29-Oct-97    15.25  91.04477612             91.80            95.31
30-Oct-97       15  89.55223881             89.95            94.26
31-Oct-97   14.875  88.80597015             91.28            95.44
3-Nov-97        15  89.55223881             93.36            97.23
4-Nov-97     15.75  94.02985075             93.43            96.80
5-Nov-97   16.4375  98.13432836             93.78            96.83
6-Nov-97    16.375  97.76119403             92.99            96.44
7-Nov-97      16.5  98.50746269             91.78            94.74
10-Nov-97    16.75          100             91.11            95.38
11-Nov-97   16.375  97.76119403             90.78            94.55
12-Nov-97       16  95.52238806             88.31            92.05
13-Nov-97   16.375  97.76119403             89.31            92.97
14-Nov-97    16.25  97.01492537             90.70            94.38
17-Nov-97    16.25  97.01492537             92.45            96.01
18-Nov-97   16.125  96.26865672             91.67            95.76
19-Nov-97  15.8125  94.40298507             91.72            95.52
20-Nov-97   16.125  96.26865672             93.17            97.03
21-Nov-97   16.125  96.26865672             92.83            96.76
24-Nov-97    16.25  97.01492537             90.90            94.70
25-Nov-97       16  95.52238806             91.02            94.90
26-Nov-97       16  95.52238806             91.33            95.21
28-Nov-97       16  95.52238806             91.68            95.79
1-Dec-97        16  95.52238806             93.41            96.85
2-Dec-97    16.375  97.76119403             92.01            96.07
3-Dec-97     16.75          100             92.51            97.05
4-Dec-97   16.5625  98.88059701             92.41            97.10
5-Dec-97   16.5625  98.88059701             93.59            98.35
8-Dec-97   16.5625  98.88059701             94.60            98.93
9-Dec-97      17.5  104.4776119             92.82            99.40
10-Dec-97  17.8125  106.3432836             91.45            98.40
11-Dec-97       18  107.4626866             89.27            97.42
12-Dec-97       18  107.4626866             88.01            97.38
15-Dec-97    18.25  108.9552239             88.01            97.96
16-Dec-97   18.375  109.7014925             88.95            98.59
17-Dec-97    18.75  111.9402985             88.63            98.79
18-Dec-97   19.125  114.1791045             87.25            98.56
19-Dec-97    19.25  114.9253731             87.34            98.91
22-Dec-97   19.625  117.1641791             87.75            98.45
23-Dec-97   19.875  118.6567164             86.49            96.36
24-Dec-97       20  119.4029851             85.89            96.06
26-Dec-97       20  119.4029851             86.57            96.95
29-Dec-97    20.75   123.880597             88.06            98.95
30-Dec-97   22.125  132.0895522             89.64            99.71
31-Dec-97   22.375  133.5820896             89.95            99.33
2-Jan-98    20.625  123.1343284             90.59            99.32
5-Jan-98      19.5  116.4179104             91.31           100.29
6-Jan-98     19.25  114.9253731             90.51            99.50
7-Jan-98     19.25  114.9253731             89.45            99.21
8-Jan-98     19.25  114.9253731             89.10            98.58
9-Jan-98        19  113.4328358             86.10            96.14
12-Jan-98   18.375  109.7014925             86.35            95.96
13-Jan-98     19.5  116.4179104             88.30            98.33
14-Jan-98     19.5  116.4179104             88.71           100.12
15-Jan-98    20.25  120.8955224             88.61           100.09
16-Jan-98   21.875  130.5970149             89.52           101.91
20-Jan-98    22.25  132.8358209             91.08           103.25
21-Jan-98   21.125   126.119403             90.95           103.79
22-Jan-98    20.75   123.880597             90.30           104.27
23-Jan-98    21.25  126.8656716             90.27           104.49
26-Jan-98   20.875  124.6268657             89.44           102.36
27-Jan-98    20.25  120.8955224             90.44           103.16
28-Jan-98       20  119.4029851             92.27           104.13
29-Jan-98  19.8125  118.2835821             92.76           105.39
30-Jan-98    19.75  117.9104478             92.75           105.50
2-Feb-98    19.875  118.6567164             94.68           105.93
3-Feb-98    19.375  115.6716418             95.45           106.24
4-Feb-98    20.125  120.1492537             96.25           107.14
5-Feb-98    20.375   121.641791             96.05           107.20
6-Feb-98    20.125  120.1492537             97.05           107.97
9-Feb-98    19.625  117.1641791             96.83           108.07
10-Feb-98       20  119.4029851             97.89           109.77
11-Feb-98  20.5625   122.761194             97.86           110.58
12-Feb-98    20.75   123.880597             98.20           111.69
13-Feb-98    20.25  120.8955224             97.97           110.68
17-Feb-98    20.25  120.8955224             97.57           110.69
18-Feb-98   20.625  123.1343284             98.27           111.52
19-Feb-98    21.25  126.8656716             98.92           111.75
20-Feb-98     21.5   128.358209             98.99           112.33
23-Feb-98  21.3125   127.238806            100.34           112.86
24-Feb-98   22.875  136.5671642             99.59           112.68
25-Feb-98       25  149.2537313            101.18           114.42
26-Feb-98    24.75   147.761194            101.79           115.90
27-Feb-98  24.8125  148.1343284            101.41           115.48
2-Mar-98    24.875  148.5074627            100.73           116.10
3-Mar-98    25.875  154.4776119            100.65           116.31
4-Mar-98    24.875  148.5074627            100.79           116.13
5-Mar-98   25.6875   153.358209             98.06           114.13
6-Mar-98        25  149.2537313            100.44           117.25
9-Mar-98    24.375  145.5223881             98.81           117.08
10-Mar-98       24  143.2835821            100.15           117.62
11-Mar-98       25  149.2537313            100.63           118.03
12-Mar-98   25.125          150            101.04           117.82
13-Mar-98   26.375  157.4626866            101.48           118.81
16-Mar-98   26.375  157.4626866            102.42           121.49
17-Mar-98       26  155.2238806            101.92           122.13
18-Mar-98    25.25  150.7462687            102.43           123.33
19-Mar-98    25.25  150.7462687            103.10           125.62
20-Mar-98     25.5   152.238806            102.48           124.77
23-Mar-98    25.25  150.7462687            102.67           124.83
24-Mar-98    25.25  150.7462687            103.81           126.80
25-Mar-98   24.875  148.5074627            104.51           126.21
26-Mar-98   24.375  145.5223881            104.74           125.90
27-Mar-98  24.4375  145.8955224            104.45           125.26
30-Mar-98    24.25  144.7761194            104.17           125.08
31-Mar-98       25  149.2537313            105.15           125.79
1-Apr-98      26.5  158.2089552            105.83           126.27
2-Apr-98     27.75  165.6716418            106.14           127.03
3-Apr-98      28.5  170.1492537            106.27           127.14
6-Apr-98    27.625  164.9253731            104.77           126.20
7-Apr-98     26.25  156.7164179            103.03           123.65
8-Apr-98     26.75  159.7014925            103.50           123.88
9-Apr-98        27  161.1940299            104.26           124.69
13-Apr-98   27.625  164.9253731            104.53           124.83
14-Apr-98    26.75  159.7014925            105.57           126.52
15-Apr-98   26.625  158.9552239            106.73           127.09
16-Apr-98   26.375  157.4626866            106.44           127.61
17-Apr-98     26.5  158.2089552            106.92           127.43
20-Apr-98   27.375  163.4328358            108.09           128.02
21-Apr-98    27.75  165.6716418            109.05           128.08
22-Apr-98       28  167.1641791            109.84           127.30
23-Apr-98     27.5  164.1791045            107.76           125.54
24-Apr-98     26.5  158.2089552            107.05           124.57
27-Apr-98    25.25  150.7462687            104.26           121.31
28-Apr-98    26.25  156.7164179            104.92           121.19
29-Apr-98    25.75  153.7313433            106.06           122.67
30-Apr-98     25.5   152.238806            107.02           124.04
1-May-98      25.5   152.238806            107.31           124.97
4-May-98    25.625  152.9850746            107.62           125.79
5-May-98    25.625  152.9850746            106.82           124.65
6-May-98        25  149.2537313            106.35           123.83
7-May-98     23.25  138.8059701            105.11           122.88
8-May-98        23  137.3134328            106.79           124.17
11-May-98       21  125.3731343            105.86           124.19
12-May-98    20.25  120.8955224            106.55           123.97
13-May-98    20.75   123.880597            106.89           123.51
14-May-98   21.625  129.1044776            106.85           123.51
15-May-98       22  131.3432836            105.78           123.54
18-May-98   21.625  129.1044776            104.91           123.13
19-May-98   21.625  129.1044776            105.73           123.93
20-May-98       22  131.3432836            104.92           123.88
21-May-98    21.75  129.8507463            104.30           123.84
22-May-98  21.5625  128.7313433            103.39           123.87
27-May-98    17.75  105.9701493            102.02           121.31
28-May-98       17  101.4925373            102.79           123.37
29-May-98   16.375  97.76119403            101.89           122.63
1-Jun-98    14.875  88.80597015            100.06           121.50
2-Jun-98     15.75  94.02985075            100.91           121.65
3-Jun-98        15  89.55223881             99.80           120.59
4-Jun-98        15  89.55223881            101.38           122.13
5-Jun-98     14.25  85.07462687            102.12           122.96
8-Jun-98     14.25  85.07462687            102.40           124.52
9-Jun-98     13.75  82.08955224            103.15           125.23
10-Jun-98   13.375  79.85074627            101.57           122.89
11-Jun-98   11.125  66.41791045            100.22           119.59
12-Jun-98   10.875  64.92537313             99.95           119.52
15-Jun-98    10.25  61.19402985             98.28           117.70
16-Jun-98       10  59.70149254            100.42           119.81
17-Jun-98    9.875  58.95522388            101.75           123.31
18-Jun-98      9.5  56.71641791            101.54           123.21
19-Jun-98    9.875  58.95522388            102.03           125.11
22-Jun-98   9.7188  58.02268657            103.44           126.38
23-Jun-98    9.375  55.97014925            105.65           129.90
24-Jun-98   10.625  63.43283582            107.56           131.96
25-Jun-98       15  89.55223881            106.72           131.51
26-Jun-98    13.75  82.08955224            107.08           130.89
29-Jun-98   13.125  78.35820896            108.32           132.29
30-Jun-98     11.5  68.65671642            108.53           133.77
1-Jul-98      12.5  74.62686567            109.66           135.47
2-Jul-98      12.5  74.62686567            108.49           135.51
6-Jul-98    12.125   72.3880597            109.37           136.95
7-Jul-98        12  71.64179104            109.29           137.06
8-Jul-98     12.25  73.13432836            110.86           138.43
9-Jul-98        13   77.6119403            111.11           137.78
10-Jul-98       13   77.6119403            111.29           138.14
13-Jul-98   12.875  76.86567164            112.58           139.55
14-Jul-98    13.25  79.10447761            112.75           142.72
15-Jul-98   14.375  85.82089552            114.24           145.62
16-Jul-98    12.75  76.11940299            114.59           146.00
17-Jul-98       11  65.67164179            115.06           147.41
20-Jul-98       11  65.67164179            115.37           149.32
21-Jul-98   10.875  64.92537313            113.36           147.97
22-Jul-98       11  65.67164179            112.82           145.05
23-Jul-98    11.75  70.14925373            110.85           144.24
24-Jul-98    11.75  70.14925373            110.60           145.32
27-Jul-98     10.5  62.68656716            110.73           141.89
28-Jul-98   10.875  64.92537313            108.63           137.93
29-Jul-98   10.625  63.43283582            107.77           138.76
30-Jul-98  10.9375  65.29850746            109.95           141.95
31-Jul-98       11  65.67164179            107.25           138.86
3-Aug-98      10.5  62.68656716            106.03           136.36
4-Aug-98       9.5  56.71641791            102.28           129.26
5-Aug-98    9.1875  54.85074627            102.43           130.59
6-Aug-98       9.5  56.71641791            104.79           134.48
7-Aug-98    10.125  60.44776119            105.78           135.27
10-Aug-98  10.6875  63.80597015            105.35           134.64
11-Aug-98       10  59.70149254            102.68           129.55
12-Aug-98   10.125  60.44776119            104.56           132.66
13-Aug-98     9.75  58.20895522            103.25           131.40
14-Aug-98        9  53.73134328            102.54           129.20
17-Aug-98      8.5  50.74626866            104.13           131.63
18-Aug-98        9  53.73134328            106.26           134.47
19-Aug-98        9  53.73134328            105.55           133.93
20-Aug-98   8.9375  53.35820896            104.96           133.93
21-Aug-98        8  47.76119403            102.96           130.30
24-Aug-98    7.875  47.01492537            102.58           129.08
25-Aug-98     7.75  46.26865672            103.00           130.55
26-Aug-98    7.375  44.02985075            101.28           128.17
27-Aug-98      6.5  38.80597015             96.60           120.25
28-Aug-98      6.5  38.80597015             93.92           117.35
31-Aug-98     5.75  34.32835821             85.88           105.78
1-Sep-98         6  35.82089552             90.22           110.47
2-Sep-98         7  41.79104478             91.24           113.38
3-Sep-98         7  41.79104478             90.03           111.96
4-Sep-98    6.7188  40.11223881             89.73           110.71
8-Sep-98     6.625  39.55223881             95.13           118.40
9-Sep-98    6.8125  40.67164179             93.05           114.68
10-Sep-98   6.6875  39.92537313             90.81           109.84
11-Sep-98     6.75  40.29850746             94.03           113.39
14-Sep-98   7.5625  45.14925373             95.41           115.35
15-Sep-98    7.125  42.53731343             96.12           115.00
16-Sep-98   7.5625  45.14925373             96.80           117.06
17-Sep-98        7  41.79104478             94.30           113.74
18-Sep-98        7  41.79104478             95.30           115.96
21-Sep-98    6.875  41.04477612             96.25           117.22
22-Sep-98   7.0625   42.1641791             97.25           117.93
23-Sep-98        7  41.79104478            100.83           123.70
24-Sep-98   6.9375  41.41791045             98.54           119.48
25-Sep-98     6.75  40.29850746             99.87           122.19
28-Sep-98     6.75  40.29850746             99.62           121.25
29-Sep-98    6.625  39.55223881             99.32           121.20
30-Sep-98    6.875  41.04477612             97.02           117.77
1-Oct-98         6  35.82089552             92.35           112.00
2-Oct-98         6  35.82089552             92.50           113.47
5-Oct-98      5.75  34.32835821             88.02           108.46
6-Oct-98    5.1875  30.97014925             86.54           107.17
7-Oct-98     4.875  29.10447761             83.78           103.85
8-Oct-98    4.6875  27.98507463             81.29           100.67
9-Oct-98      4.75  28.35820896             85.49           104.83
12-Oct-98   4.6875  27.98507463             88.56           110.21
13-Oct-98   4.4375  26.49253731             86.46           107.72
14-Oct-98   4.3125  25.74626866             88.26           110.67
15-Oct-98    4.875  29.10447761             92.28           115.38
16-Oct-98    4.625   27.6119403             92.85           115.63
19-Oct-98      4.5  26.86567164             94.44           119.21
20-Oct-98     4.75  28.35820896             93.89           119.64
21-Oct-98   6.3125  37.68656716             95.93           121.84
22-Oct-98     7.75  46.26865672             97.52           123.92
23-Oct-98     8.25  49.25373134             97.02           122.91
26-Oct-98   7.2812  43.46985075             98.80           124.75
27-Oct-98    7.375  44.02985075             98.38           124.19
28-Oct-98     6.75  40.29850746             99.51           126.01
29-Oct-98    7.375  44.02985075            100.65           127.38
30-Oct-98      9.5  56.71641791            101.46           129.05
2-Nov-98     9.625  57.46268657            103.15           130.88
3-Nov-98        10  59.70149254            102.44           130.36
4-Nov-98    11.625  69.40298507            104.45           132.32
5-Nov-98     11.75  70.14925373            105.23           131.95
6-Nov-98      11.5  68.65671642            106.34           132.55
9-Nov-98    10.125  60.44776119            106.60           132.54
10-Nov-98   11.625  69.40298507            106.86           131.97
11-Nov-98   11.625  69.40298507            106.66           130.71
12-Nov-98  11.8125  70.52238806            106.03           129.69
13-Nov-98  11.6875   69.7761194            105.85           130.88
16-Nov-98       12  71.64179104            106.63           132.15
17-Nov-98     11.5  68.65671642            107.60           131.92
18-Nov-98   10.875  64.92537313            108.68           133.56
19-Nov-98   11.375  67.91044776            109.96           137.02
20-Nov-98  11.4375  68.28358209            110.45           136.06
23-Nov-98   10.875  64.92537313            113.26           138.54
24-Nov-98    11.25   67.1641791            112.60           137.15
25-Nov-98       11  65.67164179            113.71           140.17
27-Nov-98       11  65.67164179            115.50           143.00
30-Nov-98    10.75  64.17910448            111.67           137.55
1-Dec-98        10  59.70149254            114.77           140.86
2-Dec-98    9.5625  57.08955224            114.28           140.68
3-Dec-98         9  53.73134328            111.94           138.32
4-Dec-98      9.25   55.2238806            114.74           142.17
7-Dec-98     8.875  52.98507463            116.89           144.37
8-Dec-98      9.75  58.20895522            116.55           144.07
9-Dec-98    9.6875   57.8358209            117.45           145.59
10-Dec-98   9.5625  57.08955224            115.47           143.48
11-Dec-98    9.125  54.47761194            116.24           144.39
14-Dec-98     8.75  52.23880597            112.66           140.01
15-Dec-98   8.8438  52.79880597            115.28           143.42
16-Dec-98    9.875  58.95522388            115.09           142.69
17-Dec-98     9.75  58.20895522            117.07           146.27
18-Dec-98   10.125  60.44776119            119.49           150.45
21-Dec-98    10.25  61.19402985            122.46           154.05
22-Dec-98     9.75  58.20895522            121.49           153.19
23-Dec-98     9.75  58.20895522            124.44           156.34
24-Dec-98   10.625  63.43283582            123.90           156.39
28-Dec-98       10  59.70149254            124.88           159.23
29-Dec-98    9.625  57.46268657            124.97           161.72
30-Dec-98        9  53.73134328            124.12           160.34
31-Dec-98    9.625  57.46268657            125.59           162.27
4-Jan-99    10.125  60.44776119            126.47           161.59
5-Jan-99     9.875  58.95522388            128.95           167.40
6-Jan-99   10.1875  60.82089552            132.94           173.65
7-Jan-99        10  59.70149254            133.24           171.31
8-Jan-99     9.875  58.95522388            134.28           173.07
11-Jan-99    9.125  54.47761194            136.59           174.53
12-Jan-99    9.125  54.47761194            132.93           170.04
13-Jan-99     9.25   55.2238806            132.70           170.29
14-Jan-99   8.4375  50.37313433            130.41           166.25
15-Jan-99      8.5  50.74626866            134.50           173.38
19-Jan-99     8.25  49.25373134            137.94           180.36
20-Jan-99        8  47.76119403            138.36           183.24
21-Jan-99    7.875  47.01492537            134.30           175.88
22-Jan-99     7.75  46.26865672            133.97           177.23
25-Jan-99     7.75  46.26865672            135.71           180.53
26-Jan-99    7.875  47.01492537            139.38           181.41
27-Jan-99        8  47.76119403            137.88           180.60
28-Jan-99    8.125  48.50746269            141.90           186.86
29-Jan-99   8.4375  50.37313433            143.53           187.44
1-Feb-99    8.8125   52.6119403            143.77           189.47
2-Feb-99    8.8125   52.6119403            141.10           186.79
3-Feb-99       9.5  56.71641791            142.82           189.12
4-Feb-99    9.3125  55.59701493            138.05           184.76
5-Feb-99         9  53.73134328            135.96           182.21
8-Feb-99         9  53.73134328            137.75           186.26
9-Feb-99      8.75  52.23880597            132.36           179.67
10-Feb-99      8.5  50.74626866            132.29           177.10
11-Feb-99      8.5  50.74626866            137.79           185.73
12-Feb-99     8.25  49.25373134            132.99           180.22
16-Feb-99     8.75  52.23880597            132.54           182.62
17-Feb-99        9  53.73134328            128.81           178.53
18-Feb-99    8.875  52.98507463            129.48           182.28
19-Feb-99        9  53.73134328            130.80           185.44
22-Feb-99        9  53.73134328            134.15           189.88
23-Feb-99   9.5625  57.08955224            136.11           190.14
24-Feb-99    8.625  51.49253731            134.00           188.54
25-Feb-99     8.75  52.23880597            133.28           188.46
26-Feb-99    9.125  54.47761194            131.06           185.57
1-Mar-99         9  53.73134328            131.46           183.21
2-Mar-99    9.0625  54.10447761            129.39           182.21
3-Mar-99    9.1875  54.85074627            129.75           182.32
4-Mar-99         9  53.73134328            131.33           184.93
5-Mar-99    8.9375  53.35820896            133.87           187.89
8-Mar-99         9  53.73134328            137.33           192.32
9-Mar-99     8.875  52.98507463            137.06           192.65
10-Mar-99    8.875  52.98507463            137.81           193.60
11-Mar-99    8.875  52.98507463            138.17           195.90
12-Mar-99        9  53.73134328            136.41           194.81
15-Mar-99   9.0625  54.10447761            139.27           198.90
16-Mar-99    8.875  52.98507463            139.72           198.91
17-Mar-99    8.875  52.98507463            139.13           200.20
18-Mar-99    8.875  52.98507463            141.08           204.97
19-Mar-99     8.75  52.23880597            138.69           201.41
22-Mar-99     8.75  52.23880597            137.24           196.92
23-Mar-99      8.5  50.74626866            133.05           191.38
24-Mar-99    7.625  45.52238806            135.48           194.02
25-Mar-99        8  47.76119403            139.46           200.22
26-Mar-99    7.625  45.52238806            138.57           199.37
29-Mar-99     7.75  46.26865672            142.79           204.87
30-Mar-99     7.75  46.26865672            142.07           203.38
31-Mar-99     7.75  46.26865672            140.99           200.30
1-Apr-99     7.375  44.02985075            142.82           202.58
5-Apr-99     7.375  44.02985075            146.64           209.11
6-Apr-99    7.4375  44.40298507            146.82           207.78
7-Apr-99     6.875  41.04477612            145.74           206.86
8-Apr-99    7.4375  44.40298507            147.40           210.27
9-Apr-99     7.375  44.02985075            148.53           215.51
12-Apr-99     7.25  43.28358209            148.86           223.66
13-Apr-99        7  41.79104478            147.98           226.18
14-Apr-99    5.875  35.07462687            143.61           216.45
15-Apr-99    6.625  39.55223881            144.44           213.64
16-Apr-99     7.25  43.28358209            142.28           208.41
19-Apr-99      6.5  38.80597015            134.35           198.54
20-Apr-99        6  35.82089552            138.02           205.91
21-Apr-99   6.5625  39.17910448            142.57           216.47
22-Apr-99   6.9375  41.41791045            146.73           222.16
23-Apr-99        7  41.79104478            148.39           221.43
26-Apr-99    9.375  55.97014925            151.91           226.81
27-Apr-99    9.625  57.46268657            149.06           219.97
28-Apr-99    10.75  64.17910448            146.08           217.05
29-Apr-99   10.375  61.94029851            144.83           212.15
30-Apr-99  10.0625  60.07462687            145.65           212.04
3-May-99     8.875  52.98507463            145.23           212.67
4-May-99     7.625  45.52238806            142.34           208.80
5-May-99     6.875  41.04477612            145.17           216.82
6-May-99    7.1875  42.91044776            141.61           212.10
7-May-99      6.75  40.29850746            143.40           215.97
10-May-99    6.875  41.04477612            144.71           216.49
11-May-99   7.6875  45.89552239            147.02           219.59
12-May-99    9.125  54.47761194            149.30           223.91
13-May-99  10.0625  60.07462687            147.89           223.06
14-May-99     9.25   55.2238806            144.79           218.54
17-May-99     9.25   55.2238806            146.74           222.60
18-May-99    9.125  54.47761194            146.54           221.47
19-May-99    8.625  51.49253731            147.63           222.86
20-May-99   8.6875  51.86567164            145.62           218.87
21-May-99   8.8125   52.6119403            144.35           215.14
24-May-99   8.5625  51.11940299            140.54           208.64
25-May-99     7.75  46.26865672            136.37           203.45
26-May-99     7.75  46.26865672            139.03           208.44
27-May-99    7.625  45.52238806            138.57           207.02
28-May-99    8.375           50            141.51           211.33
1-Jun-99     8.125  48.50746269            138.16           206.63
2-Jun-99      7.75  46.26865672            139.33           208.08
3-Jun-99     7.875  47.01492537            137.66           207.37
4-Jun-99      7.75  46.26865672            141.96           214.06
7-Jun-99      7.25  43.28358209            144.58           218.31
8-Jun-99       7.5   44.7761194            141.74           215.05
9-Jun-99    7.5625  45.14925373            144.31           220.62
10-Jun-99   7.6875  45.89552239            142.32           215.42
11-Jun-99        8  47.76119403            140.21           212.81
14-Jun-99   7.9375   47.3880597            137.37           206.97
15-Jun-99      8.5  50.74626866            138.31           207.32
16-Jun-99    8.875  52.98507463            144.22           213.18
17-Jun-99      9.5  56.71641791            145.73           216.99
18-Jun-99    9.625  57.46268657            146.83           221.24
21-Jun-99     9.75  58.20895522            150.66           222.27
22-Jun-99       10  59.70149254            147.79           217.48
23-Jun-99    10.75  64.17910448            148.82           218.13
24-Jun-99   12.625  75.37313433            146.29           214.37
25-Jun-99   12.125   72.3880597            146.21           213.88
28-Jun-99  11.9375  71.26865672            149.06           218.56
29-Jun-99    12.25  73.13432836            151.34           217.38
30-Jun-99   12.125   72.3880597            153.86           212.23
1-Jul-99     12.25  73.13432836            155.01           214.63
2-Jul-99     12.75  76.11940299            157.00           216.62
6-Jul-99    13.875   82.8358209            156.76           216.44
7-Jul-99     14.25  85.07462687            157.12           215.47
8-Jul-99    14.125  84.32835821            158.77           220.08
9-Jul-99   13.6875  81.71641791            159.98           221.02
12-Jul-99    13.75  82.08955224            159.83           224.24
13-Jul-99  13.6875  81.71641791            159.13           223.85
14-Jul-99    14.75  88.05970149            161.42           223.59
15-Jul-99    15.25  91.04477612            162.64           225.09
16-Jul-99   14.625  87.31343284            164.07           227.53
19-Jul-99   14.375  85.82089552            162.12           226.21
20-Jul-99  14.4375  86.19402985            156.50           220.43
21-Jul-99     14.5  86.56716418            158.19           221.28
22-Jul-99     14.5  86.56716418            153.76           214.19
23-Jul-99     14.5  86.56716418            154.22           215.64
26-Jul-99   13.125  78.35820896            150.02           209.50
27-Jul-99       13   77.6119403            153.47           214.12
28-Jul-99  13.0625  77.98507463            154.99           214.76
29-Jul-99  13.3125  79.47761194            151.22           208.84
30-Jul-99   12.875  76.86567164            151.13           207.19
2-Aug-99   12.8125  76.49253731            150.28           205.10
3-Aug-99   12.8125  76.49253731            148.24           201.08
4-Aug-99     12.75  76.11940299            145.49           195.69
5-Aug-99   12.9375  77.23880597            146.97           197.75
6-Aug-99    13.375  79.85074627            145.94           195.61
9-Aug-99     13.25  79.10447761            144.28           190.25
10-Aug-99   13.125  78.35820896            142.63           185.13
11-Aug-99   13.125  78.35820896            146.92           191.36
12-Aug-99   13.125  78.35820896            146.03           191.06
13-Aug-99   13.125  78.35820896            151.09           199.10
16-Aug-99   13.125  78.35820896            151.52           200.67
17-Aug-99       13   77.6119403            153.00           205.91
18-Aug-99    13.25  79.10447761            152.23           202.71
19-Aug-99   13.375  79.85074627            150.15           199.22
20-Aug-99   13.625  81.34328358            151.69           199.02
23-Aug-99   13.875   82.8358209            155.77           203.65
24-Aug-99  13.4375   80.2238806            157.65           204.73
25-Aug-99    12.75  76.11940299            160.70           210.97
26-Aug-99    12.75  76.11940299            158.93           206.91
27-Aug-99     12.5  74.62686567            158.03           205.06
30-Aug-99  12.8125  76.49253731            155.38           201.07
31-Aug-99    12.75  76.11940299            156.91           202.16
1-Sep-99     12.75  76.11940299            157.56           201.55
2-Sep-99    12.875  76.86567164            156.61           199.18
3-Sep-99        13   77.6119403            162.85           207.34
7-Sep-99        13   77.6119403            162.51           206.73
8-Sep-99   12.9375  77.23880597            160.88           207.47
9-Sep-99        13   77.6119403            163.36           209.73
10-Sep-99       13   77.6119403            165.37           211.24
13-Sep-99       13   77.6119403            162.94           208.33
14-Sep-99    13.75  82.08955224            164.29           210.37
15-Sep-99   13.625  81.34328358            161.19           207.02
16-Sep-99       15  89.55223881            160.77           207.23
17-Sep-99   14.875  88.80597015            164.37           211.57
20-Sep-99       15  89.55223881            165.31           213.56
21-Sep-99    15.25  91.04477612            161.59           209.83
22-Sep-99    15.25  91.04477612            163.71           211.90
23-Sep-99   14.375  85.82089552            157.51           205.85
24-Sep-99    14.25  85.07462687            156.97           203.58
27-Sep-99    14.75  88.05970149            158.19           203.39
28-Sep-99       14  83.58208955            157.87           202.65
29-Sep-99  13.0625  77.98507463            156.39           200.68
30-Sep-99    13.75  82.08955224            157.30           202.41
1-Oct-99   12.4375  74.25373134            156.76           199.82
4-Oct-99    13.125  78.35820896            160.15           205.67
5-Oct-99        14  83.58208955            160.36           204.89
6-Oct-99    15.625  93.28358209            163.66           213.29
7-Oct-99   17.0625  101.8656716            163.86           218.63
8-Oct-99      17.5  104.4776119            165.34           224.24
11-Oct-99   17.625  105.2238806            167.02           229.01
12-Oct-99       16  95.52238806            164.53           224.00
13-Oct-99    15.25  91.04477612            160.45           216.52
14-Oct-99   15.875   94.7761194            160.77           217.32
15-Oct-99   16.125  96.26865672            156.48           210.82
18-Oct-99   16.125  96.26865672            154.03           207.02
19-Oct-99    16.25  97.01492537            153.98           209.25
20-Oct-99    16.75          100            159.70           216.33
21-Oct-99     16.5  98.50746269            160.49           218.15
22-Oct-99     16.5  98.50746269            161.33           221.73
25-Oct-99     16.5  98.50746269            161.29           222.35
26-Oct-99   16.625  99.25373134            161.04           221.64
27-Oct-99   16.375  97.76119403            160.52           223.39
28-Oct-99       16  95.52238806            164.69           234.53
29-Oct-99       16  95.52238806            169.91           240.23
1-Nov-99      16.5  98.50746269            169.98           238.33
2-Nov-99    16.375  97.76119403            170.78           237.05
3-Nov-99    16.125  96.26865672            173.47           242.43
4-Nov-99   16.3125   97.3880597            175.04           246.94
5-Nov-99    16.125  96.26865672            177.70           254.60
8-Nov-99   16.1875  96.64179104            180.08           257.04
9-Nov-99   15.9375  95.14925373            179.00           256.17
10-Nov-99  15.6875  93.65671642            180.77           258.96
11-Nov-99  15.5625  92.91044776            183.14           262.13
12-Nov-99       16  95.52238806            184.50           269.57
15-Nov-99   16.125  96.26865672            184.41           270.88
16-Nov-99   16.375  97.76119403            188.76           278.12
17-Nov-99  17.0625  101.8656716            187.27           273.87
18-Nov-99    20.75   123.880597            191.72           281.90
19-Nov-99       20  119.4029851            192.99           282.13
22-Nov-99    19.25  114.9253731            194.32           279.87
23-Nov-99     18.5  110.4477612            191.48           273.81
24-Nov-99  17.9375  107.0895522            195.92           281.88
26-Nov-99   17.125   102.238806            197.49           284.03
29-Nov-99   17.125   102.238806            195.97           277.76
30-Nov-99   20.125  120.1492537            191.09           265.94
1-Dec-99     19.75  117.9104478            192.10           263.70
2-Dec-99    19.875  118.6567164            197.77           271.43
3-Dec-99    19.625  117.1641791            201.66           277.48
6-Dec-99        19  113.4328358            203.11           277.59
7-Dec-99     18.75  111.9402985            205.45           281.68
8-Dec-99        19  113.4328358            205.41           282.12
9-Dec-99    19.375  115.6716418            205.87           282.73
10-Dec-99   19.125  114.1791045            207.36           285.77
13-Dec-99    19.75  117.9104478            209.54           290.96
14-Dec-99   19.625  117.1641791            204.58           286.47
16-Dec-99       22  131.3432836            212.79           291.78
17-Dec-99    21.75  129.8507463            214.97           294.29
20-Dec-99       19  113.4328358            216.74           295.50
21-Dec-99       19  113.4328358            224.03           305.43
22-Dec-99    19.25  114.9253731            225.52           305.98
23-Dec-99   19.125  114.1791045            227.36           312.00
27-Dec-99  18.4844  110.3546269            227.70           311.46
28-Dec-99  18.1562  108.3952239            227.52           313.20
29-Dec-99   20.375   121.641791            231.49           323.95
30-Dec-99  20.8125  124.2537313            231.23           320.91
31-Dec-99   21.375  127.6119403            233.08           328.95
3-Jan-00    21.375  127.6119403            236.63           331.56
4-Jan-00        27  161.1940299            223.48           312.05
5-Jan-00      24.5  146.2686567            222.10           308.38
6-Jan-00    24.125  144.0298507            213.49           293.94
7-Jan-00    23.125  138.0597015            222.39           305.58
10-Jan-00     22.5  134.3283582            231.96           321.79
11-Jan-00    27.75  165.6716418            224.60           305.23
12-Jan-00       25  149.2537313            220.52           306.31
13-Jan-00       26  155.2238806            226.66           320.76
14-Jan-00    24.25  144.7761194            232.80           321.49
18-Jan-00   24.375  145.5223881            236.61           326.24
19-Jan-00    24.75   147.761194            237.78           333.72
20-Jan-00   25.625  152.9850746            239.97           340.34
21-Jan-00  25.9375  154.8507463            242.60           344.41
24-Jan-00       25  149.2537313            234.62           333.19
25-Jan-00   25.375  151.4925373            238.70           336.72
26-Jan-00    25.25  150.7462687            233.12           324.74
27-Jan-00       25  149.2537313            231.38           321.76
28-Jan-00  23.0625  137.6865672            222.65           308.33
31-Jan-00    22.25  132.8358209            225.70           319.89
1-Feb-00      23.5  140.2985075            232.09           326.90
2-Feb-00     24.75   147.761194            233.35           329.51
3-Feb-00    24.125  144.0298507            241.20           336.33
4-Feb-00      23.5  140.2985075            243.10           338.89
7-Feb-00   23.5625  140.6716418            247.55           344.14
8-Feb-00        24  143.2835821            253.60           357.23
9-Feb-00     24.75   147.761194            249.92           349.46
10-Feb-00   23.375  139.5522388            256.93           357.50
11-Feb-00   23.375  139.5522388            251.77           351.87
14-Feb-00   23.875  142.5373134            253.09           350.69
15-Feb-00       24  143.2835821            253.22           349.14
16-Feb-00    23.75  141.7910448            253.61           348.45
17-Feb-00  24.6875  147.3880597            260.56           358.49
18-Feb-00    27.25  162.6865672            252.70           346.79
22-Feb-00       27  161.1940299            251.00           346.57
23-Feb-00       27  161.1940299            260.64           358.95
24-Feb-00       27  161.1940299            264.49           363.35
25-Feb-00    28.75   171.641791            262.94           361.45
28-Feb-00       29  173.1343284            262.21           363.05
29-Feb-00     26.5  158.2089552            269.02           369.67
1-Mar-00   24.8125  148.1343284            274.03           380.11
2-Mar-00   25.5625  152.6119403            272.33           379.53
3-Mar-00    26.625  158.9552239            281.51           387.68
6-Mar-00    27.625  164.9253731            280.94           387.30
7-Mar-00    29.875   178.358209            277.68           379.24
8-Mar-00        29  173.1343284            280.51           382.81
9-Mar-00    27.875  166.4179104            289.08           392.91
10-Mar-00       28  167.1641791            289.18           398.49
13-Mar-00   27.125  161.9402985            281.08           381.52
14-Mar-00       27  161.1940299            269.59           368.15
15-Mar-00   25.875  154.4776119            262.49           357.34
16-Mar-00   25.875  154.4776119            270.21           370.04
17-Mar-00   27.875  166.4179104            274.83           373.80
20-Mar-00       26  155.2238806            264.05           355.11
21-Mar-00    27.25  162.6865672            269.88           362.20
22-Mar-00  26.9375  160.8208955            278.65           372.27
23-Mar-00       26  155.2238806            282.99           376.37
24-Mar-00    25.75  153.7313433            284.28           378.24
27-Mar-00    25.25  150.7462687            284.02           378.10
28-Mar-00    23.25  138.8059701            276.88           371.08
29-Mar-00    21.75  129.8507463            266.04           360.05
30-Mar-00       21  125.3731343            255.34           346.37
31-Mar-00       21  125.3731343            261.93           357.01
3-Apr-00        23  137.3134328            241.93           332.12
4-Apr-00     20.25  120.8955224            237.64           321.37
5-Apr-00     20.25  120.8955224            238.81           320.02
6-Apr-00   19.9375  119.0298507            244.44           326.44
7-Apr-00   19.9375  119.0298507            254.69           341.50
10-Apr-00       21  125.3731343            239.89           319.46
11-Apr-00     20.5  122.3880597            232.32           306.09
12-Apr-00       20  119.4029851            215.92           281.29
13-Apr-00     17.5  104.4776119            210.60           277.24
14-Apr-00   13.875   82.8358209            190.24           249.82
17-Apr-00       12  71.64179104            202.72           265.24
18-Apr-00   15.875   94.7761194            217.29           279.18
19-Apr-00  17.1875  102.6119403            212.30           277.29
20-Apr-00    16.25  97.01492537            208.72           267.68
24-Apr-00    14.75  88.05970149            199.47           253.58
25-Apr-00    14.75  88.05970149            212.57           271.78
26-Apr-00     13.5  80.59701493            207.93           264.16
27-Apr-00     13.5  80.59701493            216.17           279.21
28-Apr-00   14.625  87.31343284            221.13           288.48
1-May-00      14.5  86.56716418            226.71           297.58
2-May-00        14  83.58208955            216.83           282.53
3-May-00     12.25  73.13432836            212.35           276.94
4-May-00   13.5625  80.97014925            213.09           279.67
5-May-00    13.875   82.8358209            218.62           283.86
8-May-00   13.6875  81.71641791            210.18           275.12
9-May-00     13.25  79.10447761            205.34           268.80
10-May-00   12.625  75.37313433            193.87           252.53
11-May-00  12.5625           75            200.45           259.78
12-May-00   12.625  75.37313433            202.14           259.31
15-May-00  11.8125  70.52238806            206.64           265.56
16-May-00       12  71.64179104            212.94           276.92
17-May-00   12.875  76.86567164            208.78           269.89
18-May-00   12.875  76.86567164            202.69           260.64
19-May-00     12.5  74.62686567            194.20           243.91
22-May-00    12.25  73.13432836            192.70           240.95
23-May-00   10.875  64.92537313            181.26           225.37
24-May-00    10.25  61.19402985            187.34           229.86
25-May-00  10.4375  62.31343284            183.60           228.84
26-May-00     11.5  68.65671642            183.58           226.51
30-May-00     11.5  68.65671642            198.15           248.52
31-May-00  11.4375  68.28358209            194.80           244.52
1-Jun-00    11.125  66.41791045            205.20           257.03
2-Jun-00   11.4375  68.28358209            218.43           278.04
5-Jun-00    11.875  70.89552239            218.91           277.61
6-Jun-00        12  71.64179104            215.16           272.72
7-Jun-00     11.75  70.14925373            219.91           277.93
8-Jun-00    10.625  63.43283582            219.12           276.29
9-Jun-00     11.25   67.1641791            221.95           280.86
12-Jun-00    10.75  64.17910448            215.82           277.94
13-Jun-00    10.75  64.17910448            220.58           283.14
14-Jun-00     11.5  68.65671642            217.51           276.76
15-Jun-00   10.875  64.92537313            220.28           280.29
16-Jun-00    11.25   67.1641791            221.13           280.94
19-Jun-00       11  65.67164179            228.53           288.67
20-Jun-00    10.75  64.17910448            229.88           286.34
21-Jun-00   11.625  69.40298507            232.78           288.65
22-Jun-00    10.75  64.17910448            225.50           280.14
23-Jun-00  11.0625  66.04477612            220.26           272.48
26-Jun-00   11.125  66.41791045            224.08           277.12
27-Jun-00    10.75  64.17910448            221.04           273.89
28-Jun-00  12.9375  77.23880597            225.70           281.46
29-Jun-00  11.8125  70.52238806            222.08           273.72
30-Jun-00  10.6875  63.80597015            227.17           282.07
3-Jul-00    10.375  61.94029851            228.65           284.01
5-Jul-00    9.6875   57.8358209            221.27           275.25
6-Jul-00     9.125  54.47761194            226.86           281.87
7-Jul-00      10.5  62.68656716            230.44           284.38
10-Jul-00   10.375  61.94029851            227.99           278.26
11-Jul-00  10.4375  62.31343284            226.62           277.11
12-Jul-00  10.8125  64.55223881            234.82           288.90
13-Jul-00   10.875  64.92537313            239.13           296.84
14-Jul-00     10.5  62.68656716            243.22           303.19
17-Jul-00   10.625  63.43283582            244.85           302.39
18-Jul-00   11.375  67.91044776            239.26           294.03
19-Jul-00  10.8125  64.55223881            232.30           286.15
20-Jul-00       11  65.67164179            239.69           299.31
21-Jul-00       12  71.64179104            234.52           293.09
24-Jul-00  11.1875  66.79104478            228.06           283.13
25-Jul-00  11.4375  68.28358209            230.81           290.52
26-Jul-00       11  65.67164179            228.41           288.57
27-Jul-00       11  65.67164179            220.08           268.73
28-Jul-00   10.375  61.94029851            209.81           251.80
31-Jul-00   10.125  60.44776119            215.77           259.61
1-Aug-00   10.0938  60.26149254            211.10           253.50
2-Aug-00   10.0625  60.07462687            209.55           250.33
3-Aug-00        10  59.70149254            215.36           258.20
4-Aug-00    10.125  60.44776119            216.94           259.60
7-Aug-00    9.9062  59.14149254            221.27           264.05
8-Aug-00   10.0625  60.07462687            220.44           258.31
9-Aug-00     11.75  70.14925373            220.72           257.79
10-Aug-00   10.625  63.43283582            215.37           252.30
11-Aug-00   10.375  61.94029851            217.06           252.55
14-Aug-00   10.375  61.94029851            220.51           257.38
15-Aug-00   10.125  60.44776119            220.62           256.83
16-Aug-00    9.875  58.95522388            221.16           256.39
17-Aug-00    9.625  57.46268657            225.73           263.45
18-Aug-00    10.75  64.17910448            225.12           262.32
21-Aug-00   10.875  64.92537313            226.43           261.36
22-Aug-00  10.5625  63.05970149            226.72           259.88
23-Aug-00  10.6875  63.80597015            229.75           260.26
24-Aug-00  10.8125  64.55223881            232.17           261.67
25-Aug-00  10.9375  65.29850746            231.56           262.38
28-Aug-00  11.0625  66.04477612            233.16           264.66
29-Aug-00   10.875  64.92537313            233.82           262.25
30-Aug-00  12.0625  72.01492537            235.06           262.83
31-Aug-00   12.375  73.88059701            240.93           269.38
1-Sep-00   11.6875   69.7761194            242.54           274.73
5-Sep-00     10.75  64.17910448            237.32           267.14
6-Sep-00     10.75  64.17910448            229.88           259.85
7-Sep-00     10.75  64.17910448            234.75           262.03
8-Sep-00   10.4375  62.31343284            227.88           252.59
11-Sep-00   10.375  61.94029851            223.18           246.33
12-Sep-00   10.625  63.43283582            220.49           242.87
13-Sep-00    10.25  61.19402985            223.04           247.87
14-Sep-00  10.1875  60.82089552            224.18           248.52
15-Sep-00      9.5  56.71641791            219.68           242.64
18-Sep-00     8.75  52.23880597            213.45           234.41
19-Sep-00    9.125  54.47761194            221.42           243.27
20-Sep-00   9.0625  54.10447761            223.24           237.19
21-Sep-00        9  53.73134328            219.31           233.06
22-Sep-00    8.625  51.49253731            217.87           236.38
25-Sep-00   8.1875  48.88059701            214.29           235.45
26-Sep-00     7.25  43.28358209            211.31           231.52
27-Sep-00        6  35.82089552            209.43           228.14
28-Sep-00        6  35.82089552            216.42           237.05
29-Sep-00   5.9375  35.44776119            210.37           236.47
2-Oct-00     5.625  33.58208955            204.42           230.75
3-Oct-00         6  35.82089552            197.95           225.18
4-Oct-00         6  35.82089552            201.80           230.45
5-Oct-00      5.75  34.32835821            198.88           226.91
6-Oct-00     6.125  36.56716418            192.51           216.16
9-Oct-00     6.125  36.56716418            192.20           218.24
10-Oct-00        6  35.82089552            185.61           212.90
11-Oct-00     5.75  34.32835821            181.49           203.49
12-Oct-00     5.25  31.34328358            176.11           194.19
13-Oct-00    5.375  32.08955224            189.98           210.54
16-Oct-00      5.5   32.8358209            188.46           208.84
17-Oct-00    5.125  30.59701493            184.09           201.24
18-Oct-00    5.375  32.08955224            181.66           193.02
19-Oct-00      5.5   32.8358209            195.81           208.17
20-Oct-00    5.875  35.07462687            199.51           212.59
23-Oct-00      5.5   32.8358209            198.68           212.32
24-Oct-00     5.75  34.32835821            195.88           211.00
25-Oct-00        5  29.85074627            184.99           192.00
26-Oct-00     4.75  28.35820896            187.43           190.35
27-Oct-00   4.9375  29.47761194            187.78           195.49
30-Oct-00        4  23.88059701            182.80           190.88
31-Oct-00      4.5  26.86567164            193.01           202.19
1-Nov-00         4  23.88059701            190.93           196.73
2-Nov-00         4  23.88059701            196.41           199.40
3-Nov-00    4.0625  24.25373134            197.70           201.20
6-Nov-00       3.5  20.89552239            195.68           196.40
7-Nov-00         4  23.88059701            195.65           196.87
8-Nov-00    4.0625  24.25373134            185.11           187.96
9-Nov-00    3.9375  23.50746269            183.31           186.45
10-Nov-00   3.9375  23.50746269            173.50           177.88
13-Nov-00        4  23.88059701            169.93           177.32
14-Nov-00     4.25  25.37313433            179.76           188.25
15-Nov-00   3.9375  23.50746269            181.32           189.22
16-Nov-00    3.875  23.13432836            173.66           181.67
17-Nov-00   3.6875  22.01492537            173.39           179.98
20-Nov-00    3.625  21.64179104            164.71           171.19
21-Nov-00   3.6875  22.01492537            164.47           170.21
22-Nov-00   3.4688  20.70925373            157.82           160.96
24-Nov-00   3.6875  22.01492537            166.36           170.52
27-Nov-00   3.6875  22.01492537            164.99           168.73
28-Nov-00   3.5625  21.26865672            156.66           159.13
29-Nov-00    3.375  20.14925373            155.05           155.89
30-Nov-00    3.375  20.14925373            148.81           150.11
1-Dec-00    3.3125   19.7761194            151.52           156.93
4-Dec-00    2.8125  16.79104478            149.83           157.53
5-Dec-00     2.875   17.1641791            165.52           173.12
6-Dec-00    2.9375  17.53731343            160.18           170.80
7-Dec-00         3  17.91044776            157.67           169.17
8-Dec-00     2.875   17.1641791            167.11           179.65
11-Dec-00   2.9375  17.53731343            172.70           184.65
12-Dec-00    3.125  18.65671642            167.93           179.47
13-Dec-00   4.5625  27.23880597            161.68           178.33
14-Dec-00     4.25  25.37313433            156.29           170.77
15-Dec-00   4.3125  25.74626866            151.98           166.87
18-Dec-00    4.125  24.62686567            150.33           164.77
19-Dec-00        4  23.88059701            143.87           154.33
20-Dec-00     3.75   22.3880597            133.62           142.03
21-Dec-00    4.125  24.62686567            134.04           138.16
22-Dec-00   3.9688  23.69432836            144.17           148.35
26-Dec-00   3.8906  23.22746269            142.83           147.08
27-Dec-00   3.5312  21.08179104            145.45           152.43
28-Dec-00      3.5  20.89552239            146.51           153.39
29-Dec-00    3.875  23.13432836            141.51           150.14

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    We have an agreement with Companhia Santomensed De Telecommunicacoes, an affiliate of Blue Carol Enterprises Ltd., which currently holds 6.7% of the outstanding shares of our common stock, for the purchase and sale of long distance services. Revenues generated from this agreement amounted to approximately $1,900,000, $1,900,000 and $825,000, or 2%, 1% and 0.3% of our
total revenues for the years ended December 31, 1997, 1998 and 1999, respectively. Services provided amounted to approximately $680,000, $366,000 and $409,000 of our costs of services for the years ended December 31, 1997, 1998 and 1999, respectively. We also have a lease agreement with an affiliate of Blue Carol, Companhia Portuguesa Radio Marconi, S.A. dated June 15, 1996, for rights to use undersea fiber optic cable at a cost of $38,330 semi-annually for five years on a resale basis.

    During the second quarter of 1998, loans to certain employees, including executive officers, were made on substantially the same terms, including interest rates. An aggregate of $1,488,238 was advanced to the employees, including $400,000 to Mr. Mukunda, and $550,000 to Mr. Maniyar. The loan to Mr. Mukunda was made in connection with the payment of taxes and other obligations. Mr. Maniyar's loan was granted in connection with his exercise of outstanding options to purchase common stock and the payment of taxes related thereto. Both loans bear interest at a rate of 7.87% per year. Mr. Maniyar's loan, including accrued interest, has been repaid. Principal and interest on Mr. Mukunda's loan were originally due on December 31, 2000. Effective
October 25, 2000, the amount of the loan was increased to $961,000. As of December 31, 2000, the Company established a valuation reserve against 100% of the loan outstanding.

    One of our directors, Richard Prins, is a Senior Vice President of Ferris, Baker Watts, Incorporated. We engaged Ferris, Baker Watts in the second quarter of 2000 in connection with the original Allied transaction.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of our common stock, to file reports of ownership and changes in their ownership of our common stock with the Securities and Exchange Commission. Such insiders are required by SEC regulations to furnish us with copies of all Section 16(a) reports that they file.

    Based solely on its review of the copies of such reports received by the Company, or written representations from such reporting persons that no Form 5s were required for those persons, the Company believes that its directors and executive officers complied with all applicable Section 16(a) filing requirements for fiscal 1999, except that Messrs. Venn and Wolaver filed their respective initial statements of beneficial ownership of securities on Form 3 approximately three months late, Mr. Mukunda failed to report an option award in each of 1998 and 1999, Mr. Prins failed to report an option award in 1998, Mr. Dossani failed to report an option award in each of 1998 and 1999, and Mr. Maniyar failed to report an option award in each of 1998 and 1999.

                                 OTHER MATTERS

    The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting or any adjournment thereof. If any other matters come before the Annual Meeting, however, it is intended that shares of common stock represented by proxy will be voted in accordance with the judgment of the persons named on the enclosed proxy card.

                             STOCKHOLDER PROPOSALS

    Any stockholder who, in accordance with and subject to the provisions and rules of the Securities and Exchange Commission and applicable laws of the State of Delaware, wishes to submit a proposal for inclusion in Company's proxy statement for its 2002 Annual Meeting of Stockholders, must deliver such proposal, in writing, to the principal executive offices of Company, 1151 Seven Locks Road, Potomac, Maryland 20854-2905, Attention: Jeffrey L. Poersch, Assistant Secretary, on or prior to January 31, 2002. Any stockholder who wishes to submit a proposal to be presented to the Company's 2002 Annual Meeting of Stockholders, but which will not be included in the Company's Proxy Statement, must be delivered, in writing, on or prior to the anniversary date of the 2000 Annual Meeting of Stockholders or such date as otherwise provided in the Company's Bylaws. Management may exercise discretionary voting authority as to such proposal unless it is delivered, in writing, on or prior to April 15, 2002.

                           ANNUAL REPORT ON FORM 10-K

    THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR ITS MOST RECENT FISCAL YEAR. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO JEFFREY L. POERSCH, ASSISTANT SECRETARY, AT 1151 SEVEN LOCKS ROAD, POTOMAC, MARYLAND 20854-2905.

PROXY
                   STARTEC GLOBAL COMMUNICATIONS CORPORATION
                PROXY FOR ANNUAL MEETING OF STOCKHOLDERS 8/1/01

    The undersigned hereby appoints RAM MUKUNDA and PRABHAV V. MANIYAR, or either of them acting in the absence of the other, with full power of substitution, the proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders of Startec Global Communications Corporation, to be held on August 1, 2001, and at any adjournments thereof, to vote the shares of Common Stock that the signer would be entitled to vote if personally present as indicated below and on the reverse side hereof and on any other matters brought before the meeting, all as set forth in the Proxy Statement of Startec Global Communications Corporation dated July 6, 2001, receipt of which is hereby acknowledged.

    Please date, sign and return promptly.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STARTEC GLOBAL COMMUNICATIONS CORPORATION.

1. ELECTION OF DIRECTORS: Nominee: Richard Prins

       / / FOR RICHARD PRINS      / / WITHHOLD AUTHORITY FOR RICHARD PRINS

                      Nominee: Nazir Dossani

       / / FOR NAZIR DOSSANI      / / WITHHOLD AUTHORITY FOR NAZIR DOSSANI

--------------------------------------------------------------------------------

The Board of Directors recommends that you vote FOR the nominees.

                  (Continued and to be signed on other side).

2. APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION, TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

    / / FOR PROPOSAL II    / / AGAINST PROPOSAL II    / / ABSTAIN FROM VOTING ON
PROPOSAL II

--------------------------------------------------------------------------------

The Board of Directors recommends that you vote FOR Proposal II.

Your signature(s) on this form of proxy should be exactly as your name and/or names appear on this proxy. If the stock is held jointly, each holder should sign. If signing is by an attorney, executor, administrator, trustee or guardian, please give full title.

                                              Dated ______________________, 2001

                                              __________________________________
                                              Signature

                                              __________________________________
                                              Signature

                                              THE SHARES REPRESENTED BY THIS
                                              PROXY WILL BE VOTED AS DIRECTED BY
                                              THE STOCKHOLDER. IF NO DIRECTION
                                              IS GIVEN WHEN THE FULLY EXECUTED
                                              PROXY IS RETURNED, SUCH SHARES
                                              WILL BE VOTED IN ACCORDANCE WITH
                                              THE RECOMMENDATION OF THE BOARD OF
                                              DIRECTORS FOR THE NOMINEES AND FOR
                                              PROPOSAL II.